UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): January 30, 2007
CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-32663 (Commission File Number)	86-0812139 (IRS Employer Identification No.)
200 E. Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-832-3700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 8.01 Other Events.
     The rules of the New York Stock Exchange (NYSE) require that non-management directors of a listed company meet periodically in executive sessions. Accordingly, Clear Channel Outdoor Holdings’ non-management directors meet separately in regularly scheduled executive sessions without management present.
     The Board of Directors of Clear Channel Outdoor Holdings has created the office of Presiding Director to serve as the lead non-management director of the Board. The Board has established that the office of the Presiding Director shall at all times be held by an “independent” director, as that term is defined from time to time by the listing standards of the NYSE and as determined by the Board in accordance with the Board’s Corporate Governance Guidelines. The Presiding Director has the power and authority to do the following:
•	to preside at all meetings of non-management directors when they meet in executive session without management participation;

•	to set agendas, priorities and procedures for meetings of non-management directors meeting in executive session without management participation;

•	to generally assist the Chairman of the Board;

•	to add agenda items to the established agenda for meetings of the Board;

•	to request access to Clear Channel Outdoor Holdings’ management, employees and its independent advisers for purposes of discharging his or her duties and responsibilities as a director; and

•	to retain independent outside financial, legal or other advisors at any time, at the expense of Clear Channel Outdoor Holdings, on behalf of any committee or subcommittee of the Board.
     Each “independent” director serving on the Board shall take turns serving as the Presiding Director on a rotating basis, each such rotation to take place effective the first day of each calendar quarter.
     Currently, William D. Parker is serving as the Presiding Director. As part of the standard rotation established by the Board, James M. Raines will begin his service as the Presiding Director on April 1, 2007, Marsha McCombs Shields will begin her service as the Presiding Director on July 1, 2007, and Dale W. Tremblay will begin his service as the Presiding Director on October 1, 2007.
     Stockholders and other interested parties desiring to communicate with the Board or the Presiding Director should do so by sending regular mail to the Board of Directors – Presiding Director, Clear Channel Outdoor Holdings, Inc., 200 E. Basse Road, San Antonio, Texas 78209.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.
Date: January 30, 2007	By:	/S/ HERBERT W. HILL, JR.
Herbert W. Hill, Jr.
Sr. Vice President/Chief Accounting Officer